UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 19, 2005
INTERWOVEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

803 11TH Avenue Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (408) 774-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On October 19, 2005, Interwoven, Inc. (the “Company” or “Interwoven”) released its consolidated financial results for the quarter and nine months ended September 30, 2005 in a press release and convened a conference call with shareholders, investors and analysts. The conference call was announced on October 5, 2005, is available to the public through live teleconference and audio Web cast on the date of this current report, and will continue to be available through audio replay or Web cast replay for a limited time after the date of this report. During this conference call, Interwoven presented slides in its Web cast containing reported gross margin percentage, operating margin percentage and net income (loss) per share over the current and the previous four quarters, on both a basis of accounting principles generally accepted in the United States of America and on a non-GAAP basis. This information, along with a quantitative reconciliation to comparable financial measures in accordance with generally accepted accounting principles, is presented below.
     The table below reconciles the Company’s gross margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP gross margin percentage in each period. The Company computes its gross margin percentage by dividing gross profit, as reported, by total revenues, and computes its non-GAAP gross margin percentage by dividing non-GAAP gross profit by total revenues.

		Three Months Ended
	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
		(in thousands, except percentages)
Total revenues	$43,939	$41,034	$42,485	$43,238	$40,261

Gross profit, as reported	$29,334	$27,483	$28,996	$29,985	$27,169
Add amortization of purchased technology	3,099	2,725	2,725	2,719	2,739

Non-GAAP gross profit	$32,433	$30,208	$31,721	$32,704	$29,908

Gross margin percentage, as reported	67%	67%	68%	69%	68%

Non-GAAP gross margin percentage	74%	74%	75%	76%	74%

     The table below reconciles the Company’s operating margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP operating margin percentage in each period. The Company computes its operating margin percentage by dividing income (loss) from operations, as reported, by total revenues, and computes its non-GAAP operating margin percentage by dividing non-GAAP income from operations by total revenues.

		Three Months Ended
	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
		(in thousands, except percentages)
Total revenues	$43,939	$41,034	$42,485	$43,238	$40,261

Income (loss) from operations, as reported	$(890)	$(649)	$(662)	$51	$(1,727)
Add (deduct) certain charges:
Amortization of purchased technology	3,099	2,725	2,725	2,719	2,739
Amortization of stock-based compensation	326	283	510	630	941
Amortization of intangible assets	834	782	856	910	1,217
Restructuring and excess facilities	35	(303)	(330)	(695)	(1,360)

Non-GAAP income from operations	$3,404	$2,838	$3,099	$3,615	$1,810

Operating margin, as reported	(2%)	(1%)	(2%)	—%	(4%)

Non-GAAP operating margin percentage	8%	7%	7%	8%	4%

     The table below reconciles the Company’s net income (loss) per share calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP net income per share in each period. The Company computes net income (loss) per share by dividing net income (loss), as reported, by shares used in computing net income (loss) per share. The Company computes non-GAAP net income per share by dividing non-GAAP net income by shares used in computing non-GAAP net income per share. Shares used in computing these amounts include the weighted average shares outstanding for the periods presented plus dilutive common stock options.

		Three Months Ended
	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
		(in thousands, except per share amounts)
Net income (loss), as reported	$(184)	$(66)	$(249)	$405	$(1,502)
Add (deduct) certain charges:
Amortization of purchased technology	3,099	2,725	2,725	2,719	2,739
Amortization of stock-based compensation	326	283	510	630	941
Amortization of intangible assets	834	782	856	910	1,217
Restructuring and excess facilities	35	(303)	(330)	(695)	(1,360)
Tax impact of non-GAAP adjustments	(1,214)	(949)	(996)	(1,180)	(532)

Non-GAAP net income	$2,896	$2,472	$2,516	$2,789	$1,503

Net income (loss) per share	$(0.00)	$(0.00)	$(0.01)	$0.01	$(0.04)

Non-GAAP net income per share	$0.07	$0.06	$0.06	$0.07	$0.04

Shares used in computing net income (loss) per share	41,988	41,635	41,137	41,940	40,564
Dilutive securities used in non-GAAP computation	521	519	975	—	755

Shares used in computing non-GAAP net income per share	42,509	42,154	42,112	41,940	41,319

     The press release furnished under Item 9.01 of this Current Report on Form 8-K includes non-GAAP operating results of Interwoven and a reconciliation of those results to Interwoven’s results prepared in accordance with accounting principles generally accepted in the United States of America. These non-GAAP results are not in accordance with, or an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America, and the Company’s non-GAAP measures may be different from non-GAAP measures used by other companies. Interwoven believes that the presentation of non-GAAP results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Interwoven uses these non-GAAP measures in assessing corporate performance and determining incentive compensation. Readers are advised to review and consider carefully the financial information prepared in accordance with accounting principles generally accepted in the United States of America contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.
     The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the

Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 19, 2005*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.

	By:	/s/ JOHN E. CALONICO, JR.

October 19, 2005		John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated October 19, 2005.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.